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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e) (2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    @PLAN.INC
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid: $19,134
         2)       Form, Schedule or Registration Statement No.: 333-50840
         3)       Filing Party: DoubleClick, Inc.
         4)       Date Filed: 11-28-00


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                         FORM OF NEW SHAREHOLDER LETTER

January 22, 2001

DoubleClick Inc.
450 West 33rd Street
New York, NY 10001
Attention: Elizabeth Wang, Esq.
Facsimile No:  (212) 287-9804

         Re: Shareholder Agreement, dated as of September 24, 2000 (the "Shareholder Agreement") and Shareholder Letter, dated as of November 17, 2000 (the "Shareholder Letter"), each by and between the undersigned and DoubleClick Inc. ("Parent")

Dear Ms. Wang:

         The undersigned shareholder entered into (i) the Shareholder Agreement in connection with the Agreement and Plan of Merger and Reorganization among Parent, Atlas Merger Sub, Inc. and @plan.inc ("Company"), as of September 24, 2000 (the "Original Agreement") and (ii) the Shareholder Letter in connection with the Amended and Restated Agreement and Plan of Merger and Reorganization among Parent, Atlas Acquisition Corp., Atlas Merger Sub, Inc. and Company, as of November 17, 2000 (the "Amended Merger Agreement"). Terms used without definition herein have the meaning ascribed thereto in the Shareholder Agreement and the Shareholder Letter.

         In connection with the execution and delivery of the Letter Agreement among Parent, Atlas Acquisition Corp., Atlas Merger Sub, Inc. and Company, dated as of the date hereof (the "Letter Agreement"), which amends the Amended Merger Agreement, the undersigned shareholder hereby:

         1. Agrees that for purposes of this New Shareholder Letter, the term
(a) "Merger Agreement" shall refer to the Amended Merger Agreement, as amended by the Letter Agreement, (b) "Transaction" shall refer to the acquisition by Parent of the outstanding securities of Company pursuant to either a statutory merger of (i) Company with and into Atlas Acquisition Corp., (ii) Atlas Acquisition Corp. with and into Company, or (iii) Company with and into Parent, as set forth in the Merger Agreement, in which each outstanding share of capital stock of Company will be converted into either a combination of shares of common stock of Parent and cash, or all cash, as set forth in the Merger Agreement, and
(c) "Proxy" shall refer to the irrevocable proxy in the form attached hereto as
Exhibit I.

         2. Reaffirms all of its representations, warranties, covenants and obligations under the Shareholder Agreement and the Shareholder Letter, including, without limitation, its agreement to vote the Shares and any New Shares in favor of the approval and adoption of the Merger Agreement and of the Transaction.

         3. Confirms that the entering into of the Letter Agreement is not an amendment of the Original Agreement or the Amended Merger Agreement in a manner materially adverse to its interests.

            [The remainder of this page is intentionally left blank.]


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DoubleClick Inc.
Page 2


Very truly yours,

SHAREHOLDER



----------------------------------------
Name:
Title:

Agreed to and accepted as of the date first written above:

DOUBLECLICK INC.

By:
    ------------------------------------
Name:
Title:

cc:      Scott L. Kaufman, Esq.
         Brobeck, Phleger & Harrison LLP
         1633 Broadway
         New York, NY 10019
         Facsimile No:  (212) 586-7878


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                                    EXHIBIT I

                  IRREVOCABLE PROXY TO VOTE STOCK OF @PLAN.INC

                                   [ATTACHED]


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                  IRREVOCABLE PROXY TO VOTE STOCK OF @PLAN.INC

                  The undersigned shareholder of @plan.inc, a Tennessee corporation ("Company"), hereby irrevocably (to the full extent permitted by the Tennessee Business Corporation Act) appoints the members of the Board of Directors of DoubleClick Inc., a Delaware corporation ("Parent"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to the shares of capital stock of Company indicated on the signature page hereto that are beneficially owned by the undersigned (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

                  This Irrevocable Proxy is irrevocable (to the extent provided in the Tennessee Business Corporation Act), is coupled with an interest, and is granted in consideration of Parent entering into that certain Letter Agreement (the "Letter Agreement"), by and among Parent, Atlas Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), Atlas Merger Sub, Inc., a Tennessee corporation and a wholly owned subsidiary of Parent, and Company, which Letter Agreement amends the Amended and Restated Agreement and Plan of Merger and Reorganization, by and among Parent, Merger Sub, Atlas Merger Sub, Inc. and Company (as so amended by the Letter Agreement, the "Merger Agreement"). The Merger Agreement provides for the merger of either
(i) Company with and into Merger Sub, (ii) Merger Sub with and into Company or
(iii) Company with and into Parent (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (ii) the date of termination of the Merger Agreement.

                  The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Tennessee Business Corporation Act), at every annual, special or adjourned meeting of the shareholders of Company and in every written consent in lieu of such meeting in favor of approval and adoption of the Merger Agreement (provided the Merger Agreement shall not have been amended in a manner materially adverse to the interests of the undersigned) and of the transaction contemplated thereby.

                  The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


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                  This Irrevocable Proxy is coupled with an interest as
aforesaid and is irrevocable.

Dated:  January 22, 2001

                                    --------------------------------------------
                                    (Signature of Shareholder)



                                    --------------------------------------------
                                    (Print Name of Shareholder)


                                    Shares beneficially owned:



                                    __________ shares of Company Common Stock